Fees Summary	Jul. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,381.00
Total Offset Amount	0.00
Net Fee	$ 1,381.00